Certification of Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.
           -------------------------------------------------

I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-QSB for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained herein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



         Date:  August 13, 2004             /s/  Timothy G. Byrd, Sr.
                                                 -------------------------------
                                                 Timothy G. Byrd, Sr.,
                                                 Chief Executive Officer
                                                 Consolidated Medical Management


Certification of Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18 U.S.C. 63.
           -------------------------------------------------

I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief Accounting Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-QSB for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-QSB and the financial statements contained herein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



         Date:  August 13, 2004             /s/  Timothy G. Byrd, Sr.
                                                 -------------------------------
                                                 Timothy G. Byrd, Sr.,
                                                 Chief Executive Officer
                                                 Consolidated Medical Management


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